SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 18, 2018 (April 12, 2018)

TRUETT-HURST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35973	46-1561499
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Foss Creek Circle, Healdsburg, CA 95448
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (707) 431.4423

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Departure of Director

Pursuant to a letter delivered by Paul J. Weber to Truett-Hurst, Inc. (the “Company”) on April 12, 2018, Mr. Weber resigned (the “Resignation”) from the Board of Directors of the Company (the “Board”), effective as of April 15, 2018. According to his letter, Mr. Weber’s Resignation was due to his concerns over the handling of the recent departure of the Company’s former Chief Financial Officer, Evan B. Meyer.

Mr. Weber served on the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee. Mr. Weber was the chair of the Audit Committee and the Audit Committee’s financial expert.

A copy of Mr. Weber’s letter is filed as Exhibit 17.1 hereto.

(d) Election of Director

On April 12, 2018, the Board appointed Gerry Hansen as a Class III director of the Company, effective immediately. The appointment of Ms. Hansen was recommended by the Company’s Nominating and Governance Committee.

The Board has determined that Ms. Hansen is an independent director. Ms. Hansen was appointed by the Board to serve on the Company’s Audit Committee and Compensation Committee. Ms. Hansen will serve as the Audit Committee’s chair and the Audit Committee’s financial expert.

No family relationships exist between Ms. Hansen and any of the Company’s other directors or executive officers. There are no arrangements between Ms. Hansen and any other person pursuant to which Ms. Hansen was nominated as a director, nor are there any transactions to which the Company is or was a participant in and in which Ms. Hansen has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

17.1	Letter from Paul J. Weber, dated as of April 12, 2018.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

17.1	Letter from Paul J. Weber, dated as of April 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truett-Hurst, Inc.

By:	/s/ Phillip L. Hurst
Phillip L. Hurst
President and Chief Executive Officer

Date: April 18, 2018